                                                                   EXHIBIT 10.34

                      SEVENTH AMENDMENT TO CONTRACT OF SALE

        This SEVENTH AMENDMENT TO CONTRACT OF SALE (this "Amendment") is made and entered into effective as of the 21st day of June, 2004 (the "Effective Date"), by and among VORTISCH HOLDINGS, L.P., a Texas limited partnership ("Seller"), CANTEX REALTIES, INC., a Texas corporation ("Cantex"), REALTY AMERICA GROUP (4245 CENTRAL), LP,a Texas limited partnership ("Original Purchaser"), and BEHRINGER HARVARD LP, a Texas limited partnership ("Purchaser").

        WHEREAS, Seller, Cantex and Purchaser have entered into that certain Contract of Sale (the "Contract") dated effective April 19, 2004 concerning property commonly known as 4245 N. Central Expressway, located in Dallas, Dallas County, Texas (the "Property"); and

        WHEREAS, Purchaser, Cantex and Seller desire to extend the closing ("Closing Date") date to August 17, 2004; and

        WHEREAS, the parties agree to extend the Closing Date to August 17, 2004.

        NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Contract as follows:

        Pursuant to the terms of the Contract and its Amendments, the Closing Date is hereby extended to Tuesday, August 17, 2004.

        Except as specifically modified by this Amendment, all of the other terms and provisions of the Contract, which includes all amendments thereto, shall remain in full force and effect, and are hereby ratified and confirmed by Seller, Cantex and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Contract and this Amendment, the terms and provisions of this Amendment shall control.

        This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

        IN WITNESS WHEREOF, Seller, Cantex, Original Purchaser, and Purchaser have caused this Amendment to be duly executed as of the Effective Date.

                                SELLER:

                                VORTISCH HOLDINGS, L.P.,
                                a Texas limited partnership

                                By: VORTISCH INVESTMENTS, INC.,
                                    a Delaware corporation
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Hermann Vortisch
                                             President

                                    Date of signature ___________________, 2004



                                ORIGINAL PURCHASER:

                                REALTY AMERICA GROUP (4245 CENTRAL), LP, a Texas limited partnership

                                By: REALTY AMERICA GROUP, LLC,
                                    a Texas limited liability company
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Webb M. Sowden, III
                                             Member

                                    Date of Signature: _______________, 2004

                                PURCHASER:

                                BEHRINGER HARVARD 4245 CENTRAL, LP,
                                a Texas limited partnership

                                By: BEHRINGER HARVARD 4245 CENTRAL GP, LLC,
                                    a Texas limited liability company its
                                    general partner

                                    By:
                                             -----------------------------------
                                             Gerald J. Reihsen, III
                                             Member

                                    Date of Signature: ___________________, 2004

                                CANTEX:

                                CANTEX REALTIES, INC.,
                                a Texas corporation


                                By:
                                      ------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
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                                Date of Signature: _______________________, 2004